Exhibit 99.2

Draft       11/4/2009

Supplemental Schedules
Third Quarter 2009

Draft	11/4/2009

Quarterly Financial Highlights

(Dollars In Thousands)	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	9 MOS
(Unaudited)	2008	2008	2009	2009	2009	2008	2009

Pre-tax Operating Income *

Life Marketing	$52,222	$51,737	$42,510	$37,179	$26,544	$136,798	$106,233
Acquisitions	33,021	35,368	33,621	35,041	33,061	101,111	101,723
Annuities	556	6,175	(575)	21,495	16,075	12,532	36,995
Stable Value Products	28,184	27,866	20,207	16,976	14,339	61,945	51,522
Asset Protection	8,186	6,087	6,280	4,656	5,731	24,702	16,667
Corporate & Other	(32,173)	(41,747)	(9,247)	9,648	(22,826)	(64,239)	(22,425)
Total Pre-tax Operating Income	$89,996	$85,486	$92,796	$124,995	$72,924	$272,849	$290,715

Balance Sheet Data

Total GAAP Assets	$41,152,791	$39,572,449	$38,760,243	$40,392,169	$41,787,606
Shareowners’ Equity	$1,524,655	$761,095	$783,178	$1,628,375	$2,302,799
Shareowners’ Equity (excluding accumulated other comprehensive income (loss)) **	$2,452,860	$2,428,151	$2,443,382	$2,660,094	$2,678,271

Stock Data

Closing Price	$28.51	$14.35	$5.25	$11.44	$21.42
Average Shares Outstanding
Basic	71,115,365	71,122,593	70,850,571	77,893,480	86,481,240	71,104,383	78,465,685
Diluted	71,115,365	71,122,593	71,392,134	78,528,511	87,372,659	71,104,383	79,156,305

* “Pre-tax Operating Income” is a non-GAAP financial measure.  “Income (loss) Before Income Tax” is a GAAP financial measure to which “Pre-tax Operating Income” may be compared.

See Page 5 for a reconciliation of “Pre-tax Operating Income” to “Income (loss) Before Income Tax”.

** “Shareowners’ equity excluding accumulated other comprehensive income (loss)” is a non-GAAP financial measure.  “Shareowners’ equity” is a GAAP financial measure to which “Shareowners’ equity excluding accumulated other comprehensive income (loss)” may be compared.

See Page 4 for a reconciliation of “Shareowners’ equity excluding accumulated other comprehensive income (loss)” to “Shareowners’ equity”.

Draft       11/4/2009

Financial Strength Ratings as of September 30, 2009

	A.M. Best	Fitch	Standard & Poor’s	Moody’s
Legal Entity

Insurance companies:
Protective Life Insurance Company	A+	A	AA-	A2
West Coast Life Insurance Company	A+	A	AA-	A2
Protective Life and Annuity Insurance Company	A+	A	AA-	—
Lyndon Property Insurance Company	A-	—	—	—

Credit Ratings as of September 30, 2009

	A.M. Best	Fitch		Standard & Poor’s	Moody’s
Legal Entity
Protective Life Corporation	a-	BBB+/BBB	(1)	A-	Baa2
Protective Life Insurance Company	aa-	—		AA-	—

(1)  The default rating is BBB+.  The BBB rating is related to our senior notes.

Draft       11/4/2009

GAAP Consolidated Statements of Income (Loss)

(Dollars In Thousands)	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	9 MOS
(Unaudited)	2008	2008	2009	2009	2009	2008	2009

REVENUES
Gross Premiums and Policy Fees	$664,464	$686,812	$659,152	$679,989	$652,497	$2,005,741	$1,991,638
Reinsurance Ceded	(366,734)	(421,230)	(358,299)	(394,225)	(351,664)	(1,161,580)	(1,104,188)
Net Premiums and Policy Fees	297,730	265,582	300,853	285,764	300,833	844,161	887,450
Net investment income	423,522	404,236	421,685	431,144	409,956	1,270,928	1,262,785
RIGL - Derivatives	91,991	(38,764)	92,433	(97,991)	(195,540)	155,421	(201,098)
RIGL - All Other Investments	(148,458)	(63,766)	(41,843)	167,799	165,576	(208,928)	291,532

OTTI losses	(202,644)	(29,168)	(117,314)	(48,877)	(14,873)	(282,630)	(181,064)
OTTI losses/(gains) recognized in OCI (before taxes)	—	—	27,488	7,906	(16,095)	—	19,299
Net OTTI losses recognized in earnings	(202,644)	(29,168)	(89,826)	(40,971)	(30,968)	(282,630)	(161,765)

Other income	47,943	47,057	38,663	39,586	41,222	141,435	119,471
Total Revenues	510,084	585,177	721,965	785,331	691,079	1,920,387	2,198,375

BENEFITS & EXPENSES
Benefits and settlement expenses	535,839	475,682	504,359	478,148	521,218	1,500,859	1,503,725
Amortization of deferred policy acquisition costs and value of businesses acquired	39,331	54,591	113,648	89,949	47,240	179,151	250,837
Other operating expenses	60,788	47,120	46,671	49,647	54,459	186,060	150,777
Interest on indebtedness - subsidiaries	16,990	14,698	7,991	10,782	9,615	52,777	28,388
Interest on indebtedness - holding company - other debt	7,677	9,942	7,740	7,186	7,510	22,211	22,436
Interest on indebtedness - holding company - hybrid securities	9,401	9,401	9,400	9,401	9,401	28,203	28,202
Total Benefits and Expenses	670,026	611,434	689,809	645,113	649,443	1,969,261	1,984,365

INCOME (LOSS) BEFORE INCOME TAX	(159,942)	(26,257)	32,156	140,218	41,636	(48,874)	214,010
Income tax expense (benefit)	(59,934)	(10,344)	10,021	49,461	14,051	(22,932)	73,533
NET INCOME (LOSS)	$(100,008)	$(15,913)	$22,135	$90,757	$27,585	$(25,942)	$140,477

PER SHARE DATA FOR QUARTER
Operating income-diluted *	$0.88	$0.80	$0.86	$1.03	$0.55
RIGL - Derivatives net of gains related to corp debt, investments and annuities	0.91	(0.15)	0.65	(0.93)	(1.24)
RIGL - All Other Investments, net of participating income	(3.20)	(0.87)	(1.20)	1.06	1.01
Net income (loss)-diluted	$(1.41)	$(0.22)	$0.31	$1.16	$0.32
Average shares outstanding-diluted	71,115,365	71,122,593	71,392,134	78,528,511	87,372,659
Dividends paid	$0.235	$0.12	$0.12	$0.12	$0.12
PER SHARE DATA FOR YTD
Operating income-diluted *	$2.57	$3.37	$0.86	$1.90	$2.40
RIGL - Derivatives net of gains related to corp debt, investments and annuities	1.54	1.39	0.65	(0.36)	(1.71)
RIGL - All Other Investments, net of participating income	(4.47)	(5.35)	(1.20)	(0.03)	1.08
Net income (loss)-diluted	$(0.36)	$(0.59)	$0.31	$1.51	$1.77
Average shares outstanding-diluted	71,104,383	71,108,961	71,392,134	74,980,036	79,156,305
Dividends paid	$0.695	$0.815	$0.12	$0.24	$0.36

* “Operating Income” is a non-GAAP financial measure.  “Net Income (loss)” is a GAAP financial measure to which “Operating Income” may be compared.

Draft       11/4/2009

GAAP Consolidated Balance Sheets

(Dollars In Thousands)	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR
(Unaudited)	2008	2008	2009	2009	2009
ASSETS

Fixed maturities	$22,084,909	$20,098,980	$19,571,798	$20,561,840	$22,560,159
Equity securities	312,389	302,132	268,211	269,108	270,057
Mortgage loans	3,653,919	3,848,288	3,858,573	3,846,417	3,849,349
Investment real estate	7,793	14,810	14,769	17,427	19,651
Policy loans	811,846	810,933	800,617	792,853	788,402
Other long-term investments	329,259	432,137	451,847	346,037	232,927
Long-term investments	27,200,115	25,507,280	24,965,815	25,833,682	27,720,545
Short-term investments	987,604	1,059,506	845,558	1,841,149	1,076,621
Total investments	28,187,719	26,566,786	25,811,373	27,674,831	28,797,166
Cash	86,587	149,358	180,648	206,540	225,302
Accrued investment income	308,144	287,543	286,363	270,698	283,559
Accounts and premiums receivable	163,258	55,017	59,867	90,237	113,847
Reinsurance receivable	5,227,020	5,254,788	5,273,817	5,309,360	5,336,371
Deferred policy acquisition costs and value of businesses acquired	3,965,955	4,200,321	4,243,218	3,900,088	3,660,267
Goodwill	122,128	120,954	120,179	119,405	118,630
Property and equipment, net	40,274	39,707	37,795	38,401	38,031
Other assets	172,759	174,035	174,777	196,235	172,002
Current/Deferred income tax	154,454	453,526	440,110	69,004	47,358
Assets related to separate accounts
Variable annuity	2,426,806	2,027,470	1,907,272	2,257,859	2,694,715
Variable universal life	297,687	242,944	224,824	259,511	300,358
TOTAL ASSETS	$41,152,791	$39,572,449	$38,760,243	$40,392,169	$41,787,606

Draft       11/4/2009

GAAP Consolidated Balance Sheets - Continued

(Dollars In Thousands)	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR
(Unaudited)	2008	2008	2009	2009	2009

LIABILITIES
Policy liabilities and accruals
Future policy benefits and claims	$16,882,724	$17,008,524	$17,118,094	$17,169,737	$17,220,814
Unearned premiums	1,248,942	1,251,855	1,230,108	1,221,101	1,231,165
Stable value product deposits	6,021,834	4,960,405	4,360,658	4,138,131	3,863,329
Annuity deposits	8,976,496	9,357,427	9,316,791	9,596,476	9,726,082
Other policyholders’ funds	424,185	421,313	443,173	473,105	491,216
Other liabilities	741,120	926,821	719,550	922,242	852,449
Deferred income taxes	58,747	—	—	36,037	400,084
Non-recourse funding obligations	1,375,000	1,375,000	1,375,000	1,375,000	1,375,000
Debt	649,852	714,852	756,852	789,852	804,852
Subordinated Debt Securities	524,743	524,743	524,743	524,743	524,743
Liabilities related to separate accounts
Variable annuity	2,426,806	2,027,470	1,907,272	2,257,859	2,694,715
Variable universal life	297,687	242,944	224,824	259,511	300,358
TOTAL LIABILITIES	39,628,136	38,811,354	37,977,065	38,763,794	39,484,807

SHAREOWNERS’ EQUITY
Common stock	36,626	36,626	36,626	44,388	44,388
Additional paid-in-capital	448,887	448,481	449,009	575,064	575,915
Treasury stock	(26,978)	(26,978)	(26,490)	(25,945)	(25,936)
Cumulative Effect Adjustments	3,616	3,616	3,616	3,616	3,616
Unallocated ESOP shares	(474)	(474)	—	—	—
Retained earnings	1,991,183	1,966,880	1,980,621	2,062,971	2,080,288
Accumulated other comprehensive income (loss)	(928,205)	(1,667,056)	(1,660,204)	(1,031,719)	(375,472)
TOTAL SHAREOWNERS’ EQUITY	1,524,655	761,095	783,178	1,628,375	2,302,799
TOTAL LIABILITIES AND SHAREOWNERS’ EQUITY	$41,152,791	$39,572,449	$38,760,243	$40,392,169	$41,787,606

SHAREOWNERS’ EQUITY PER SHARE
Total Shareowners’ Equity	$21.81	$10.89	$11.19	$19.03	$26.91
Less: Accumulated other comprehensive income (loss)	(13.28)	(23.85)	(23.72)	(12.05)	(4.39)
Excluding accumulated other comprehensive income (loss)*	$35.09	$34.74	$34.91	$31.08	$31.30

Total Shareowners’ Equity	$1,524,655	$761,095	$783,178	$1,628,375	$2,302,799
Less: Accumulated other comprehensive income (loss)	(928,205)	(1,667,056)	(1,660,204)	(1,031,719)	(375,472)
Shareowners’ Equity (excluding accumulated other comprehensive income (loss)) *	$2,452,860	$2,428,151	$2,443,382	$2,660,094	$2,678,271

Common shares outstanding	69,903,431	69,905,807	69,986,429	85,578,907	85,579,870
Treasury Stock shares	3,348,529	3,346,153	3,265,531	3,198,053	3,197,090

* “Shareowners’ equity excluding accumulated other comprehensive income (loss)” is a non-GAAP financial measure.  “Shareowners’ equity” is a GAAP financial measure to which “Shareowners’ equity excluding accumulated other comprehensive income (loss)” may be compared.

Draft       11/4/2009

Calculation of Operating Earnings (Loss) Per Share

(Dollars In Thousands)	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	9 MOS
(Unaudited)	2008	2008	2009	2009	2009	2008	2009

CALCULATION OF NET INCOME (LOSS) PER SHARE

Net income (loss)	$(100,008)	$(15,913)	$22,135	$90,757	$27,585	$(25,942)	$140,477

Average shares outstanding-basic	71,115,365	71,122,593	70,850,571	77,893,480	86,481,240	71,104,383	78,465,685
Average shares outstanding-diluted	71,115,365	71,122,593	71,392,134	78,528,511	87,372,659	71,104,383	79,156,305

Net income (loss) per share-basic	$(1.41)	$(0.22)	$0.31	$1.17	$0.32	$(0.36)	$1.79
Net income (loss) per share-diluted	$(1.41)	$(0.22)	$0.31	$1.16	$0.32	$(0.36)	$1.77

Income (loss) from continuing operations	$(100,008)	$(15,913)	$22,135	$90,757	$27,585	$(25,942)	$140,477

EPS (basic)	$(1.41)	$(0.22)	$0.31	$1.17	$0.32	$(0.36)	$1.79
EPS (diluted)	$(1.41)	$(0.22)	$0.31	$1.16	$0.32	$(0.36)	$1.77

CALCULATION OF REALIZED INVESTMENT GAINS (LOSSES) PER SHARE

RIGL - Derivatives	$91,991	$(38,764)	$92,433	$(97,991)	$(195,540)	$155,421	$(201,098)
Derivative Gains related to Corporate Debt and Investments	(1,915)	(1,569)	(2,238)	(1,163)	0	(4,185)	(3,401)
Derivative Gains related to Annuities	10,385	22,496	(19,088)	(13,393)	28,864	18,475	(3,617)
RIGL - All Other Investments, net of participating income	(351,102)	(92,934)	(131,669)	126,828	134,608	(491,558)	129,767
Related amortization of DAC & VOBA	703	(972)	(78)	942	780	124	1,644
	(249,938)	(111,743)	(60,640)	15,223	(31,288)	(321,723)	(76,705)
Tax effect	87,478	39,110	21,224	(5,328)	10,951	112,603	26,847
	$(162,460)	$(72,633)	$(39,416)	$9,895	$(20,337)	$(209,120)	$(49,858)

RIGL - Derivatives per share-diluted	$0.91	$(0.15)	$0.65	$(0.93)	$(1.24)	$1.54	$(1.71)
RIGL - All Other Investments per share-diluted	$(3.20)	$(0.87)	$(1.20)	$1.06	$1.01	$(4.47)	$1.08

OPERATING INCOME (LOSS) PER SHARE *

Net income (loss) per share-diluted	$(1.41)	$(0.22)	$0.31	$1.16	$0.32	$(0.36)	$1.77
RIGL - Derivatives per share-diluted	0.91	(0.15)	0.65	(0.93)	(1.24)	1.54	(1.71)
RIGL - All Other Investments, net of participating income per share-diluted	(3.20)	(0.87)	(1.20)	1.06	1.01	(4.47)	1.08
Operating income per share-diluted	$0.88	$0.80	$0.86	$1.03	$0.55	$2.57	$2.40

NET OPERATING INCOME (LOSS) *

Net income (loss)	$(100,008)	$(15,913)	$22,135	$90,757	$27,585	$(25,942)	$140,477
Less: RIGL - Derivatives net of tax & gains related to corp debt, investments & annuities	65,299	(11,594)	46,220	(73,156)	(108,339)	110,312	(135,275)
Less: RIGL - All Other Investments net of tax, amortization, and participating income	(227,759)	(61,039)	(85,636)	83,051	88,002	(319,432)	85,417
Net operating income	$62,452	$56,720	$61,551	$80,862	$47,922	$183,178	$190,335

PRE-TAX OPERATING INCOME (LOSS) **

Income (loss) before income tax and discontinued operations	$(159,942)	$(26,257)	$32,156	$140,218	$41,636	$(48,874)	$214,010
Less: RIGL - Derivatives	91,991	(38,764)	92,433	(97,991)	(195,540)	155,421	(201,098)
Less: Derivative gains related to corporate debt, investments & annuities	8,470	20,927	(21,326)	(14,556)	28,864	14,290	(7,018)
Less: RIGL - All Other Investments, net of participating income	(351,102)	(92,934)	(131,669)	126,828	134,608	(491,558)	129,767
Less: Related amortization of DAC & VOBA	703	(972)	(78)	942	780	124	1,644
Pre-tax operating income	$89,996	$85,486	$92,796	$124,995	$72,924	$272,849	$290,715

* “Net Operating Income (Loss)” and “Operating Income (Loss) Per Share” are non-GAAP financial measures.  “Net Income (Loss)” and “Net Income (Loss) Per Share” are GAAP financial measures to which “Net Operating Income (Loss)” and “Operating Income (Loss) Per Share” may be compared.

** “Pre-tax Operating Income (Loss)” is a non-GAAP financial measure.  “Income (Loss) Before Income Tax” is a GAAP financial measure to which “Pre-tax Operating Income (Loss)” may be compared.

Draft       11/4/2009

Invested Asset Summary

(Dollars In Millions)	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR
(Unaudited)	2008	2008	2009	2009	2009

Total Portfolio

Fixed Income	$22,084.9	$20,099.0	$19,571.8	$20,561.8	$22,560.2	78%
Mortgage Loans	3,653.9	3,848.3	3,858.6	3,846.4	3,849.3	13%
Real Estate	7.8	14.8	14.8	17.4	19.7	0%
Equities	312.4	302.1	268.2	269.1	270.1	1%
Policy Loans	811.8	810.9	800.6	792.9	788.4	3%
Short-Term Investments	987.6	1,059.5	845.6	1,841.2	1,076.6	4%
Other Long-Term Investments	329.3	432.1	451.8	346.0	232.9	1%
Total Invested Assets	$28,187.7	$26,566.7	$25,811.4	$27,674.8	$28,797.2	100%

Draft       11/4/2009

Invested Asset Summary - Fixed Income

(Dollars In Millions)	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR
(Unaudited)	2008	2008	2009	2009	2009

Fixed Income

Corporate Bonds	$13,552.4	$12,306.3	$12,042.8	$13,374.3	$15,065.2	67%
Residential Mortgage-Backed Securities	5,652.5	4,960.2	4,731.9	4,340.1	4,150.7	18%
Commercial Mortgage-Backed Securities	1,249.5	1,184.9	1,164.2	1,109.3	1,111.5	5%
Asset-Backed Securities	1,209.0	1,132.7	1,175.2	1,151.8	1,187.5	5%
US Govt Bonds	390.2	484.9	427.5	429.7	801.8	4%
States, Municipals and Political Subdivisions	31.3	30.0	30.2	156.6	243.5	1%
Total Fixed Income Portfolio	$22,084.9	$20,099.0	$19,571.8	$20,561.8	$22,560.2	100%

Fixed Income - Quality

AAA	38.6%	35.2%	33.7%	24.2%	22.5%
AA	7.1%	6.6%	6.1%	6.7%	6.1%
A	18.8%	19.8%	19.0%	20.2%	20.1%
BBB	30.3%	33.0%	33.6%	36.0%	38.3%
Below investment grade	5.2%	5.4%	7.6%	12.9%	13.0%
	100.0%	100.0%	100.0%	100.0%	100.0%

Note: Prior quarter public utilities securities have been reclassed to Corporate Bonds

Draft       11/4/2009

Invested Asset Summary - Mortgages

(Dollars In Millions)	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR
(Unaudited)	2008	2008	2009	2009	2009

Mortgage Loans - Type

Retail	64.9%	65.2%	64.8%	64.6%	64.7%
Apartments	10.4%	10.1%	10.7%	10.7%	10.5%
Office Buildings	14.0%	14.3%	14.4%	14.4%	14.6%
Warehouses	8.1%	7.9%	7.7%	7.8%	7.8%
Miscellaneous	2.6%	2.5%	2.4%	2.5%	2.4%
	100.0%	100.0%	100.0%	100.0%	100.0%

Problem Mortgage Loans

60 Days Past Due	$7.8	$—	$0.7	$4.0	$14.3
90 Days Past Due	7.4	7.4	10.7	8.8	7.1
Renegotiated Loans	—	—	—	—	—
Foreclosed Real Estate	—	7.8	—	2.7	5.0
	$15.2	$15.2	$11.4	$15.5	$26.4

Draft       11/4/2009

Invested Asset Summary - Trading Portfolios

(Dollars In Millions)	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR
(Unaudited)	2008	2008	2009	2009	2009

Trading Portfolio Composition (excl. Modco Trading Portfolio)

Rating
AAA	$183.4	$148.6	$138.7	$52.0	$23.9
AA	19.2	—	3.6	40.2	16.3
A	81.9	55.3	48.6	65.3	88.8
BBB	103.0	137.5	134.5	113.9	132.2
Below investment grade	—	—	5.8	56.8	61.2
Total	$387.5	$341.4	$331.2	$328.2	$322.4

Modco Trading Portfolio

Rating
AAA	$1,330.5	$1,357.1	$1,079.0	$878.4	$838.2
AA	200.2	147.3	134.1	164.6	166.0
A	654.9	591.5	563.6	600.5	568.7
BBB	792.5	743.5	837.2	822.8	872.5
Below investment grade	53.2	55.6	112.1	280.5	351.2
Short-term investments	149.1	80.4	125.4	243.3	242.7
Total	$3,180.4	$2,975.4	$2,851.4	$2,990.1	$3,039.3

Draft       11/4/2009

Invested Asset Summary - MBS - Alt-A

Mortgage-backed Securities Collateralized by Alt-A Mortgage Loans as of September 30, 2009:

(Dollars In Millions)	2005 and
(Unaudited)	Prior	2006	2007	2008	2009	Total

Estimated Fair Value of Security by Year of Security Origination

Rating
AAA	$5.0	$—	$—	$—	$—	$5.0
A	1.3	—	—	—	—	1.3
BBB	31.5	—	—	—	—	31.5
Below investment grade	34.0	231.1	149.6	—	—	414.7
Total mortgage-backed securities collateralized by Alt-A mortgage loans	$71.8	$231.1	$149.6	$—	$—	$452.5

Estimated Unrealized Gain (Loss) of Security by Year of Security Origination

Rating
AAA	$(1.7)	$—	$—	$—	$—	$(1.7)
A	—	—	—	—	—	—
BBB	(5.1)	—	—	—	—	(5.1)
Below investment grade	(6.6)	(61.8)	(36.1)	—	—	(104.5)
Total mortgage-backed securities collateralized by Alt-A mortgage loans	$(13.4)	$(61.8)	$(36.1)	$—	$—	$(111.3)

Draft       11/4/2009

Invested Asset Summary - MBS - Sub-prime

Mortgage-backed Securities Collateralized by Subprime Loans as of September 30, 2009:

(Dollars In Millions)	2005 and
(Unaudited)	Prior	2006	2007	2008	2009	Total

Estimated Fair Value of Security by Year of Security Origination

Rating
AAA	$3.1	$—	$—	$—	$—	$3.1
AA	0.8	1.4	—	—	—	2.2
BBB	0.1	—	—	—	—	0.1
Below investment grade	1.2	15.7	10.7	—	—	27.6
Total mortgage-backed securities collateralized by sub-prime mortgage loans	$5.2	$17.1	$10.7	$—	$—	$33.0

Estimated Unrealized Gain (Loss) of Security by Year of Security Origination

Rating
AAA	$(0.7)	$—	$—	$—	$—	$(0.7)
AA	(0.6)	(0.2)	—	—	—	(0.8)
BBB	—	—	—	—	—	—
Below investment grade	(1.4)	(10.0)	(24.2)	—	—	(35.6)
Total mortgage-backed securities collateralized by sub-prime mortgage loans	$(2.7)	$(10.2)	$(24.2)	$—	$—	$(37.1)

Draft       11/4/2009

Invested Asset Summary - MBS - Prime

Mortgage-backed Securities Collateralized by Prime Loans as of September 30, 2009:

(Dollars In Millions)	2005 and
(Unaudited)	Prior	2006	2007	2008	2009	Total

Estimated Fair Value of Security by Year of Security Origination

Rating
AAA	$1,294.5	$208.3	$21.0	$—	$—	$1,523.8
AA	157.1	—	—	—	—	157.1
A	322.2	70.3	1.1	—	—	393.6
BBB	352.3	111.9	29.6	—	—	493.8
Below investment grade	194.8	599.6	302.5	—	—	1,096.9
Total mortgage-backed securities collateralized by prime loans	$2,320.9	$990.1	$354.2	$—	$—	$3,665.2

Estimated Unrealized Gain (Loss) of Security by Year of Security Origination

Rating
AAA	$31.6	$1.4	$0.6	$—	$—	$33.6
AA	(5.0)	—	—	—	—	(5.0)
A	(20.5)	(6.8)	0.2	—	—	(27.1)
BBB	(60.8)	(14.5)	(1.3)	—	—	(76.6)
Below investment grade	(27.6)	(155.2)	(61.7)	—	—	(244.5)
Total mortgage-backed securities collateralized by prime loans	$(82.3)	$(175.1)	$(62.2)	$—	$—	$(319.6)

Draft       11/4/2009

Invested Asset Summary - External CMBS

External Commercial Mortgage-backed Securities as of September 30, 2009:

(Dollars In Millions)	2005 and
(Unaudited)	Prior	2006	2007	2008	2009	Total

Estimated Fair Value of Security by Year of Security Origination

Rating
AAA	$226.0	$13.9	$41.9	$—	$—	$281.8
BBB	5.9	—	—	—	—	5.9
Total external commercial mortgage-backed securities	$231.9	$13.9	$41.9	$—	$—	$287.7

Estimated Unrealized Gain (Loss) of Security by Year of Security Origination

Rating
AAA	$8.9	$0.2	$(2.3)	$—	$—	$6.8
BBB	(1.2)	—	—	—	—	(1.2)
Total external commercial mortgage-backed securities	$7.7	$0.2	$(2.3)	$—	$—	$5.6

Draft       11/4/2009

Invested Asset Summary - ABS*

Asset-backed Securities* as of September 30, 2009:

(Dollars In Millions)	2005 and
(Unaudited)	Prior	2006	2007	2008	2009	Total

Estimated Fair Value of Security by Year of Security Origination

Rating
AAA	$729.0	$40.3	$321.2	$50.2	$—	$1,140.7
AA	17.2	—	—	—	—	17.2
A	1.5	—	—	—	—	1.5
BBB	2.8	4.9	14.7	—	—	22.4
Below investment grade	—	0.9	4.8	—	—	5.7
Total asset-backed securities	$750.5	$46.1	$340.7	$50.2	$—	$1,187.5

Estimated Unrealized Gain (Loss) of Security by Year of Security Origination

Rating
AAA	$(10.3)	$0.3	$(6.2)	$0.2	$—	$(16.0)
AA	1.6	—	—	—	—	1.6
BBB	—	(1.6)	(0.1)	—	—	(1.7)
Below investment grade	—	(0.3)	(1.8)	—	—	(2.1)
Total asset-backed securities	$(8.7)	$(1.6)	$(8.1)	$0.2	$—	$(18.2)

* Excludes Residential and Commercial mortgage-backed securities

Draft       11/4/2009

Invested Asset Summary - Other

(Dollars In Millions) (Unaudited) (Excludes Modco portfolio)	GAAP Amortized Cost	Market Value	Unrealized Gain / (Loss)
Hybrid / Preferred Securities

Domestic Exposure
Tier 1	$982.7	$835.1	$(147.6)
Preferred Stock	136.1	127.6	(8.5)
Total Domestic Exposure	$1,118.8	$962.7	$(156.1)

European Exposure
Upper Tier 2	$8.2	$6.5	$(1.7)
Tier 1	282.3	194.7	(87.6)
Preferred Stock	64.5	65.2	0.7
Total European Exposure	$355.0	$266.4	$(88.6)

Other Foreign Exposure
Tier 1	$66.2	$60.1	$(6.1)
Preferred Stock	0.1	0.1	—
Total Other Foreign Exposure	$66.3	$60.2	$(6.1)

Total Domestic, European and Other Exposure
Upper Tier 2	$8.2	$6.5	$(1.7)
Tier 1	1,331.2	1,089.9	(241.3)
Preferred Stock	200.7	192.9	(7.8)
Total Domestic, European and Other Exposure	$1,540.1	$1,289.3	$(250.8)

Draft       11/4/2009

Life Marketing Quarterly Trends

(Dollars In Thousands)	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	9 MOS
(Unaudited)	2008	2008	2009	2009	2009	2008	2009

REVENUES
Gross Premiums and Policy Fees	$372,674	$391,302	$375,658	$397,195	$379,823	$1,109,264	$1,152,676
Reinsurance Ceded	(205,699)	(254,723)	(207,164)	(241,002)	(202,708)	(669,303)	(650,874)
Net Premiums and Policy Fees	166,975	136,579	168,494	156,193	177,115	439,961	501,802
Net investment income	88,825	89,283	93,527	90,833	89,035	260,770	273,395
Other income	23,507	22,184	19,830	20,168	19,587	74,562	59,585
Total Revenues	279,307	248,046	281,851	267,194	285,737	775,293	834,782

BENEFITS & EXPENSES
Benefits and settlement expenses	212,201	153,115	195,410	189,101	215,567	551,840	600,078
Amortization of deferred policy acquisition costs and value of businesses acquired	5,009	35,256	35,728	33,404	40,142	59,166	109,274
Other operating expenses	9,875	7,938	8,203	7,510	3,484	27,489	19,197
Total Benefits and Expenses	227,085	196,309	239,341	230,015	259,193	638,495	728,549

INCOME BEFORE INCOME TAX	$52,222	$51,737	$42,510	$37,179	$26,544	$136,798	$106,233

Life Marketing Key Data

(Dollars In Thousands)	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	9 MOS
(Unaudited)	2008	2008	2009	2009	2009	2008	2009

SALES BY PRODUCT
Traditional	$23,039	$22,274	$23,151	$26,102	$25,589	$76,928	$74,842
Universal life	11,092	14,496	12,819	12,796	15,383	38,336	40,998
Variable universal life	1,222	1,162	642	854	912	4,505	2,408
Total	$35,353	$37,932	$36,612	$39,752	$41,884	$119,769	$118,248

SALES BY DISTRIBUTION
Brokerage general agents	$20,805	$20,549	$21,464	$25,783	$26,301	$68,746	$73,548
Independent agents	7,403	7,515	7,280	7,084	6,923	25,586	21,287
Stockbrokers/banks	6,587	8,205	7,173	6,509	7,753	22,341	21,435
BOLI/other	558	1,663	695	376	907	3,096	1,978
Total	$35,353	$37,932	$36,612	$39,752	$41,884	$119,769	$118,248

Draft       11/4/2009

Annuities Quarterly Trends

(Dollars In Thousands)	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	9 MOS
(Unaudited)	2008	2008	2009	2009	2009	2008	2009

REVENUES
Gross Premiums and Policy Fees	$7,885	$10,013	$10,985	$7,406	$7,416	$24,525	$25,807
Reinsurance Ceded	—	(206)	(42)	(42)	(29)	—	(113)
Net Premiums and Policy Fees	7,885	9,807	10,943	7,364	7,387	24,525	25,694
Net investment income	89,742	95,516	102,982	108,588	113,272	252,035	324,842
RIGL - Derivatives	(10,385)	(22,496)	19,088	13,393	(28,864)	(18,475)	3,617
RIGL - All Other Investments	(14,419)	387	(6,448)	925	(482)	(13,304)	(6,005)
Other income	3,366	3,137	3,380	4,215	4,737	9,624	12,332
Total Revenues	76,189	86,351	129,945	134,485	96,050	254,405	360,480

BENEFITS & EXPENSES
Benefits and settlement expenses	81,441	90,101	85,808	78,759	96,118	220,699	260,685
Amortization of deferred policy acquisition costs and value of businesses acquired	3,034	(15,558)	45,085	26,568	(20,176)	16,174	51,477
Other operating expenses	6,650	6,225	5,975	6,068	6,855	19,397	18,898
Total Benefits and Expenses	91,125	80,768	136,868	111,395	82,797	256,270	331,060

INCOME BEFORE INCOME TAX	(14,936)	5,583	(6,923)	23,090	13,253	(1,865)	29,420

Adjustments to Reconcile to Operating Income:
Less: RIGL - Derivatives	(10,385)	(22,496)	19,088	13,393	(28,864)	(18,475)	3,617
Add back: Derivative gains related to annuities	(10,385)	(22,496)	19,088	13,393	(28,864)	(18,475)	3,617
Less: RIGL - All Other Investments	(14,419)	387	(6,448)	925	(482)	(13,304)	(6,005)
Add back: Related amortization of deferred acquisition costs	1,073	979	(100)	(670)	2,340	1,093	1,570

PRE-TAX OPERATING INCOME	$556	$6,175	$(575)	$21,495	$16,075	$12,532	$36,995

Annuities Key Data

	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	9 MOS
	2008	2008	2009	2009	2009	2008	2009

SALES
Variable Annuity	$132,374	$111,794	$139,056	$177,306	$194,429	$340,614	$510,791
Immediate Annuity	34,727	47,642	26,043	17,918	20,498	302,217	64,459
Single Premium Deferred Annuity	58,854	400,638	151,016	264,326	165,990	326,213	581,332
Market Value Adjusted Annuity	240,639	411,145	117,305	150,129	71,447	654,928	338,881
Equity Indexed Annuity	5,565	4,911	3,316	—	212	12,463	3,528
Total	$472,159	$976,130	$436,736	$609,679	$452,576	$1,636,435	$1,498,991

PRE-TAX OPERATING INCOME
Variable Annuity	$(5,737)	$(7,056)	$(5,841)	$15,230	$285	$3,767	$9,674
Fixed Annuity	6,293	13,231	5,266	6,265	15,790	8,765	27,321
Total	$556	$6,175	$(575)	$21,495	$16,075	$12,532	$36,995

DEPOSIT BALANCE
VA Fixed Annuity	$212,011	$202,395	$226,707	$242,491	$240,899
VA Separate Account Annuity	2,265,765	2,098,203	1,786,993	2,128,899	2,554,411
Sub-total	2,477,776	2,300,598	2,013,700	2,371,390	2,795,310
Fixed Annuity	5,703,702	6,195,293	6,530,391	6,882,551	7,074,803
Total	$8,181,478	$8,495,891	$8,544,091	$9,253,941	$9,870,113

Draft       11/4/2009

Stable Value Products Quarterly Trends

(Dollars In Thousands)	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	9 MOS
(Unaudited)	2008	2008	2009	2009	2009	2008	2009

REVENUES
Net investment income	$88,254	$83,991	$63,176	$57,550	$54,024	$244,362	$174,750
RIGL - Derivatives	(3,196)	(1,451)	707	247	87	(2,622)	1,041
RIGL - All Other Investments	8,180	(17,216)	1,155	(647)	(5,036)	14,862	(4,528)
Other income	3,000	6,360	1,526	340	0	3,000	1,866
Total Revenues	96,238	71,684	66,564	57,490	49,075	259,602	173,129

BENEFITS & EXPENSES
Benefits and settlement expenses	60,128	60,066	42,585	39,206	37,972	177,542	119,763
Amortization of deferred policy acquisition costs and value of businesses acquired	1,211	1,094	927	844	893	3,373	2,664
Other operating expenses	1,731	1,325	983	864	820	4,502	2,667
Total Benefits and Expenses	63,070	62,485	44,495	40,914	39,685	185,417	125,094

INCOME BEFORE INCOME TAX	33,168	9,199	22,069	16,576	9,390	74,185	48,035

Adjustments to Reconcile to Operating Income:
Less: RIGL-Derivatives	(3,196)	(1,451)	707	247	87	(2,622)	1,041
Less: RIGL-All Other Investments	8,180	(17,216)	1,155	(647)	(5,036)	14,862	(4,528)

PRE-TAX OPERATING INCOME	$28,184	$27,866	$20,207	$16,976	$14,339	$61,945	$51,522

Stable Value Products Key Data

	3RD QTR		4TH QTR		1ST QTR		2ND QTR		3RD QTR		9 MOS
	2008		2008		2009		2009		2009		2008	2009

SALES
GIC	$22,600		$58,339		$—		$—		$—		$107,945	$—
GFA - Direct Institutional	636,651		—		—		—		—		1,061,651	—
GFA - Registered - Institutional	—		—		—		—		—		450,000	—
GFA - Registered - Retail	25,719		—		—		—		—		290,848	—
Total	$684,970		$58,339		$—		$—		$—		$1,910,444	$—

DEPOSIT BALANCE
Quarter End Balance	$6,021,834		$4,960,405		$4,360,658		$4,138,131		$3,863,329
Average Daily Balance	$5,824,533		$5,666,809		$4,523,563		$4,224,897		$4,025,344

OPERATING SPREAD	1.70	%(1)	1.52	%(1)	1.65	%(1)	1.57	%(1)	1.42	%(1)

(1) Excludes one-time funding agreement retirement gains

Draft       11/4/2009

Asset Protection Quarterly Trends

(Dollars In Thousands)	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	9 MOS
(Unaudited)	2008	2008	2009	2009	2009	2008	2009

REVENUES
Gross Premiums and Policy Fees	$88,763	$87,961	$86,935	$84,240	$83,020	$275,208	$254,195
Reinsurance Ceded	(40,249)	(40,229)	(41,485)	(37,698)	(36,600)	(130,646)	(115,783)
Net Premiums and Policy Fees	48,514	47,732	45,450	46,542	46,420	144,562	138,412
Net investment income	9,595	9,348	8,932	8,407	8,038	29,308	25,377
Other income	16,445	13,311	12,473	13,199	15,161	48,960	40,833
Total Revenues	74,554	70,391	66,855	68,148	69,619	222,830	204,622

BENEFITS & EXPENSES
Benefits and settlement expenses	28,021	26,288	34,110	29,363	31,009	80,449	94,482
Amortization of deferred policy acquisition costs and value of businesses acquired	14,154	13,877	13,683	14,104	13,446	43,827	41,233
Other operating expenses	24,193	24,139	12,782	20,025	19,433	73,852	52,240
Total Benefits and Expenses	66,368	64,304	60,575	63,492	63,888	198,128	187,955

INCOME BEFORE INCOME TAX	$8,186	$6,087	$6,280	$4,656	$5,731	$24,702	$16,667

Asset Protection Key Data

	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	9 MOS
	2008	2008	2009	2009	2009	2008	2009

SALES
Credit insurance	$15,628	$10,518	$8,483	$8,721	$10,345	$56,799	$27,549
Service contracts	72,483	53,517	48,076	56,368	64,865	226,345	169,309
Other products	16,126	12,025	11,781	11,091	11,026	51,443	33,898
Total	$104,237	$76,060	$68,340	$76,180	$86,236	$334,587	$230,756

Draft       11/4/2009

Acquisitions Quarterly Trends

(Dollars In Thousands)	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	9 MOS
(Unaudited)	2008	2008	2009	2009	2009	2008	2009

REVENUES
Gross Premiums and Policy Fees	$188,377	$191,053	$178,676	$184,484	$175,521	$573,385	$538,681
Reinsurance Ceded	(120,785)	(126,071)	(109,607)	(115,482)	(112,325)	(361,627)	(337,414)
Net Premiums and Policy Fees	67,592	64,982	69,069	69,002	63,196	211,758	201,267
Net investment income	132,177	127,156	123,541	119,515	118,202	402,872	361,258
RIGL - Derivatives	106,974	27,737	57,684	(146,462)	(156,504)	182,063	(245,282)
RIGL - All Other Investments	(146,976)	(72,964)	(52,463)	157,871	163,529	(233,617)	268,937
Other income	1,605	1,862	1,403	1,592	1,519	4,873	4,514
Total Revenues	161,372	148,773	199,234	201,518	189,942	567,949	590,694

BENEFITS & EXPENSES
Benefits and settlement expenses	145,153	137,897	138,731	135,773	131,786	442,374	406,290
Amortization of deferred policy acquisition costs and value of businesses acquired	15,405	19,406	17,741	14,560	12,427	54,978	44,728
Other operating expenses	6,019	1,322	4,098	4,463	2,523	19,823	11,084
Total Benefits and Expenses	166,577	158,625	160,570	154,796	146,736	517,175	462,102

INCOME (LOSS) BEFORE INCOME TAX	(5,205)	(9,852)	38,664	46,722	43,206	50,774	128,592

Adjustments to Reconcile to Operating Income:
Less: RIGL - Derivatives	106,974	27,737	57,684	(146,462)	(156,504)	182,063	(245,282)
Less: RIGL - All Other Investments	(146,976)	(72,964)	(52,463)	157,871	163,529	(233,617)	268,937
Add back: Related amortization of deferred policy acquisition costs and value of businesses acquired	(1,776)	(7)	178	(272)	(3,120)	(1,217)	(3,214)

PRE-TAX OPERATING INCOME	$33,021	$35,368	$33,621	$35,041	$33,061	$101,111	$101,723

Draft       11/4/2009

Corporate & Other Quarterly Trends

(Dollars In Thousands)	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	9 MOS
(Unaudited)	2008	2008	2009	2009	2009	2008	2009

REVENUES
Gross Premiums and Policy Fees	$6,765	$6,483	$6,898	$6,664	$6,717	$23,359	$20,279
Reinsurance Ceded	(1)	(1)	(1)	(1)	(2)	(4)	(4)
Net Premiums and Policy Fees	6,764	6,482	6,897	6,663	6,715	23,355	20,275
Net investment income	14,929	(1,058)	29,527	46,251	27,385	81,581	103,163
RIGL - Derivatives	(1,402)	(42,554)	14,954	34,832	(10,259)	(5,545)	39,527
RIGL - All Other Investments	(197,887)	(3,141)	(73,913)	(31,322)	(23,403)	(259,499)	(128,638)
Other income	20	203	51	72	218	416	341
Total Revenues	(177,576)	(40,068)	(22,484)	56,496	656	(159,692)	34,668

BENEFITS & EXPENSES
Benefits and settlement expenses	8,895	8,215	7,715	5,946	8,766	27,955	22,427
Amortization of deferred policy acquisition costs and value of businesses acquired	518	516	484	469	508	1,633	1,461
Other operating expenses	46,388	40,212	39,761	38,086	47,870	144,188	125,717
Total Benefits and Expenses	55,801	48,943	47,960	44,501	57,144	173,776	149,605

INCOME (LOSS) BEFORE INCOME TAX	(233,377)	(89,011)	(70,444)	11,995	(56,488)	(333,468)	(114,937)

Adjustments to Reconcile to Operating Income:
Less: RIGL-Derivatives	(1,402)	(42,554)	14,954	34,832	(10,259)	(5,545)	39,527
Less: RIGL-All Other Investments, net of participating income	(197,887)	(3,141)	(73,913)	(31,322)	(23,403)	(259,499)	(128,638)
Add back: Derivative gains related to corporate debt and investments	1,915	1,569	2,238	1,163	0	4,185	3,401

PRE-TAX OPERATING INCOME (LOSS)	$(32,173)	$(41,747)	$(9,247)	$9,648	$(22,826)	$(64,239)	$(22,425)